SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2019

ProAssurance Corporation
(Exact name of registrant as specified in its charter)
Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)
100 Brookwood Place, Birmingham, Alabama	35209
(Address of Principal Executive Office )	(Zip code)
Registrant’s telephone number, including area code: (205) 877-4400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION
On February 21, 2019 we issued a news release reporting the results of our operations for the quarter ended December 31, 2018. The text of the release is furnished as Exhibit 99.1 to this Current Report on Form 8K.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On February 21, 2019 we issued a news release reporting several changes in our executive leadership team. Howard H. Friedman will retire from his role as President of Healthcare Professional Liability but will maintain his employment with the Company, overseeing the continued development of the actuarial function. Michael L. Boguski, the current President of Eastern Alliance Insurance Group (Eastern), ProAssurance’s workers’ compensation subsidiary, is being promoted to President of ProAssurance’s Specialty P&C operations, which comprises all of ProAssurance’s professional and product liability operations. Kevin M. Shook, the current Executive Vice President of Eastern and formerly its Chief Financial Officer, is being promoted to become Eastern’s new President. These changes will be effective on May 13, 2019, and each executive will report directly to Ned Rand, ProAssurance’s President and Chief Operating Officer. The text of the release is furnished as Exhibit 99.2 to this Current Report on Form 8K.

ITEM 7.01 REGULATION FD DISCLOSURES
We have updated the online disclosure of our entire investment portfolio to provide details of our holdings through December 31, 2018. The disclosure is available under Quarterly Investment Supplements under the Financial Information section of the Investor Relations section of our website (http://investor.proassurance.com/).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
99.1	News release issued on February 21, 2019 reporting results of our operations for the quarter ended December 31, 2018.
99.2	News release issued on February 21, 2019 reporting several changes in our executive leadership team.
The information we are furnishing under Items 7.01 and 9.01 of this Current Report on Form 8K, including Exhibit 99.1, are not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) as amended, or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 21, 2019

PROASSURANCE CORPORATION
by: /s/ Frank B. O’Neil
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Frank B. O’Neil Senior Vice-President

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